SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - September 27, 1999

                           Penn Laurel Financial Corp.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                 333-75585                 25-1525451
---------------------------      ----------------       ----------------------
(State or other jurisdiction     (Commission File           (IRS Employer
    of incorporation)                 Number)           Identification Number)



          434 State Street                                       16833
          Curwensville, PA                                 -----------------
---------------------------------------                        (Zip Code)
(Address of principal executive offices)





Registrant's telephone number including area code:          (814) 236-2552
                                                        ----------------------



                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         ---------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         On September 27, 1999, Registrant, announced that although the shareholders of Penn Laurel Financial Corp. approved the proposed merger of CSB Bank with and into the Clearfield Bank & Trust Company, the Clearfield shareholders did not approve the transaction. Penn Laurel is exercising its Warrant to acquire 40,791 shares of Clearfield Bank & Trust Company Common Stock.

         We include a copy of the Press Release regarding the proposed transaction and subsequent Warrant exercise as Exhibit 99 to this Current Report on Form 8-K.


Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits:

              99     Press Release of Registrant, dated September 27, 1999.




Item 8.  Change in Fiscal Year.

              Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         ---------------------------------------------------
         Not Applicable.










     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has



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

duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN LAUREL FINANCIAL CORP.
                                        (Registrant)


Dated: October 8, 1999                  /s/ Wesley M. Weymers
                                        --------------------------
                                            Wesley M. Weymers
                                            Vice President









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


                                  EXHIBIT INDEX
                                  -------------


                                                                   Page Number
                                                                   in Manually
Exhibit                                                            Signed

99   Press Release of Registrant, dated September 27, 1999.           7



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